UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period:  6/30/13

Item 1.  Reports to Stockholders.

Altegris Managed Futures Strategy Fund

Annual Letter to Shareholders for the 12-Month Period Ending June 30, 2013

Dear Investor:

Market and Fund Performance Summary

The Altegris Managed Futures Strategy Fund is a multi-manager fund allocating to trend following, hybrid-trend and specialized managed futures programs. For much of the period from July 1, 2012 to June 30, 2013, the market environment proved difficult for the managers accessed by the Fund. Markets were often characterized by whipsawing between risk-on and risk-off environments, with the depth and duration of these shifts determining the extent to which managed futures strategies were affected.

In the Fund’s December 31, 2012 Semi-Annual report, we discussed how the persistence of quarterly market trends had reached lows not seen since the late 1980s. Indeed, for the period of September 1 through December 31, 2012, price-based trends were few and far between.  For the first several months of 2013, it appeared as if trends were showing some persistence; stock indices were rallying, interest rate yields remained compressed, and yet weakness continued. Everything changed on May 22, 2013 as the prospect of Quantitative Easing tapering by the Federal Reserve (the “Fed”) resulted in large price swings and reversals in many markets. The remaining days of the fiscal period were difficult for most of the managers accessed by the Fund and for the managed futures industry as a whole. Both the Fund and the Altegris 40 Index, which tracks the performance of 40 of the largest managed futures programs as reported to Altegris Advisors, were down over the period.

Specifically, for the 12 months ending June 30, 2013, the Altegris Managed Futures Strategy Fund’s Class A (at NAV), Class C and Class I shares returned -6.75%, -7.35% and -6.51%, respectively. During this same period, the Bank of America Merrill Lynch 3-Month Treasury Bill Index (the Fund’s benchmark), the Altegris 40 Index, the MSCI World Index and the S&P 500 Total Return Index returned +0.11%, -4.81%, +16.01% and +20.60%, respectively. The Fund managed $828 million in net assets at the end of the period under review.

Figure 1: Altegris Managed Futures Strategy Fund Performance Review July 1, 2012 - June 30, 2013

	Annualized		Quarterly Returns
	1-Year	Since Inception*	Q2 2013	Q1 2013	Q4 2012	Q3 2012
Class A (NAV)	-6.75%	-3.60%	-5.37%	1.17%	-2.60%	0.00%
Class A (max load)**	-12.13%	-5.59%	-10.82%	-4.62%	-8.22%	-5.77%
Class I (NAV)	-6.51%	-3.36%	-5.24%	1.17%	-2.58%	0.10%
BofA Merrill Lynch 3-Month T-Bill Index	0.11%	0.10%	0.02%	0.02%	0.04%	0.03%
Altegris 40 Index***	-4.81%	-1.72%	-5.55%	2.77%	-2.88%	0.98%
S&P 500 TR Index	20.60%	18.76%	2.91%	10.61%	-0.38%	6.35%
MSCI World Index	16.01%	10.57%	-0.07%	7.17%	2.06%	6.13%
		02/01/11-06/30/13
Class C (NAV)	-7.35%	-7.05%	-5.46%	0.97%	-2.84%	-0.11%
		03/13/13-06/30/13
Class O (NAV)	N/A	-5.67%	-5.37%	N/A	N/A	N/A

The total annual Fund operating expense ratio, gross of any fee waivers or expense reimbursements, is 2.21% for Class A, 2.96% for Class C, 1.96% for Class I and 2.21% for Class O.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until July 31, 2014, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage fees and commissions, indirect expenses of other investment companies or Underlying Pools in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.90% for Class A, 2.65% for Class C, 1.65% for Class I and 1.90% for Class O. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. Results shown reflect the waiver, without which the results could have been lower. Returns for periods longer than one year are annualized. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (888) 524-9441.

Mutual fund performance shown above is through the last business day of the month, June 30, 2013.

*The inception date of Class A and Class I is 08/26/10, the inception date of Class C is 2/1/11 and the inception date of Class O is 3/13/13.

**The maximum sales charge (load) for Class A is 5.75%. Class A share investors may be eligible for a reduction in sales charges.

***Data for the Altegris 40 reports on a monthly basis.

The referenced indices are shown for general market comparisons and are not meant to represent any particular Fund.

Fund Overview

The Fund provides managed futures exposure by accessing flagship managed futures managers, typically Altegris 40 Index constituents. Trend following managers—which generally seek to profit from clear, prolonged price trends of several months or more—make up approximately 75% of the Altegris 40 Index. The Fund intends to maintain an allocation to this sub-strategy typically ranging from 60% to 100%. The remainder of the Fund is allocated to specialized and hybrid-trend strategies, a diverse subset of the managed futures universe comprising approximately 25% of the Altegris 40 Index, in which managers may employ a wide variety of trading approaches, including short-term systematic, countertrend and discretionary macro.

The Fund increased its allocation to specialized and hybrid strategies by 7.5% over the course of the 12-month period given the lack of overall market trends, with a goal of reducing portfolio volatility while increasing profit potential for our investors. During Q4 2012, the Fund reallocated all of its capital from the Altis Program to both CFM and Cantab after the manager continued to underperform versus its peers. By fiscal year end, the Fund no longer allocated to the Welton Program, a trend-following biased manager with various non-trend components. Welton Investment Corporation is a firm we have known for some time, and its founder is one of the most respected managers in the managed futures industry. However, its non-trend strategies have struggled over a 3-year cycle, as such we have reallocated equally (3.75% each) to both Winton and Lynx, two trend-predominant managers who have fared well relative to many of their trend following peers.

As of June 30, 2013, the Fund accessed six managed futures managers as delineated in Figure 2 below:

Figure 2: Futures Exposure by Manager

Manager	Program	Sub-Strategy	Date Funded	6/30/2013 Exposure	7/1/2012 Exposure
Winton Capital Management	Diversified Trading Program	Trend Following	9/1/2010	38.75%	35.00%
QIM	Global Program	Specialized	9/29/2010	16.50%	20.00%
Capital Fund Management	Discus Program	Specialized	6/19/2012	15.00%	10.00%
Lynx Asset Management	Trading Program	Trend Following	9/28/2011	11.25%	7.50%
Cantab Capital Partners	CCP Quantitative Fund - Aristarchus Program	Specialized	6/28/2012	11.00%	5.00%
Abraham Trading Co.	Diversified Program	Trend Following	9/30/2010	7.50%	7.50%
Welton Investment Corporation	Global Directional Portfolio	Trend Following	9/27/2010	0.00%	7.50%
Altis Partners (Jersey) Ltd.	Global Futures Portfolio	Trend Following	9/29/2010	0.00%	7.50%

Drivers of Fund Performance

For the 12-month period ending June 30, 2013, markets gradually began to free themselves from the risk-on / risk-off whipsawing that plagued trend following managers for the past few years. The frequency of such swings seemed to dissipate as risk-on rallies seemed more common, while pullbacks were less so. Such dynamics were predicated on strong actions by the European Central Bank and the US Federal Reserve in Q3 2012, which largely cast aside fears of a Eurozone split and global recession and sparked broad rallies in most major indexes. Over the period under review, global equity markets continued to rally, with little in the way of macro-economic news derailing investor optimism. Conversely, domestic fixed income mostly continued to plateau, until rates ultimately spiked in the latter half Q2 2013. Yen currency depreciation dominated foreign exchange headlines over the period, owing to a combination of monetary and fiscal stimulus aimed at quelling deflation and jump-starting Japan’s lagging economy. Yet, not all markets experienced upward price persistence. Of note was the choppiness in commodity markets as a consequence of macro news, weakening demand in China, and US dollar strength. As risk-on trends developed, the Fund’s trend following managers cautiously responded while specialized managers tried to capitalize on short-term movements and countertrends. Overall, positioning for the Fund gradually moved from risk-off to risk-on throughout the last months, with the exception of positioning in the commodity sector.

Risk-on positioning generally aided the Fund in terms of performance.  In fact, the Fund ramped up exposure to stock indices in particular, maintaining meaningful exposure for the majority of the period. Given the extended global equity rally fueled by central bank-led stimulus, it’s no surprise that stock indices represented by far the largest positive attributor (+4.35%) to Fund performance during the time period.

Over the period, the commodity sector was largely choppy.  Gradually, some contracts began to show persistent downward price action – most notably in precious metals. As a result, the Fund became increasingly short in the sector. These short commodity positions constituted a bright spot for the portfolio towards the end of the fiscal period, as managers rode the generally strong downward slide in the asset class. For the period as a whole, commodities represented -4.34% in attribution to Fund performance.

Fixed income, including both bonds and rates1, was the largest negative attributor (-5.28%) to the Fund’s 12-month performance. Most of this negative performance occurred in the month of June 2013 as losses accumulated due to the sharp rise in yields in the wake of the Fed’s announcement that the long-anticipated tapering of their quantitative easing program might soon begin.

Currencies or Foreign Exchange (FX) represented a mixed bag for the portfolio. Managers with short positions in the yen capitalized on the sharp depreciation of the currency as a consequence of “Abenomics”—a mix of monetary and fiscal stimulus pushed by the country’s incoming premier, Shinzo Abe—while others found themselves on the wrong side of trades in the pound and the Australian dollar.  Overall the Fund experienced (-1.46%) in attribution from FX trading.

Figure 3: Futures Performance Attribution by Sector | July 1, 2012 – June 30, 2013

1 Bonds defined as having a maturity of two or more years at inception, and rates defined as having a maturity of less than two years at inception.

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Justifying its significant allocation with the Fund, Winton (+0.74%) delivered the only positive return during the period, driven primarily by the manager’s positions in stock indices and the yen.  The remainder of the Fund’s trend centric mangers’ returns was modestly negative, with Welton performing the worst of the group due to its aforementioned non-trend components.

The Fund’s specialized managers encountered especially challenging conditions during the 12 months. Cantab suffered the bulk of its negative attribution in the latter half of the period, and almost solely due to fixed income and FX positioning. As the largest negative attributor (-2.20%) among the managers accessed by the Fund, QIM too was particularly hurt in fixed income positioning, accruing notable losses in both long and short trading. The manager also accumulated significant losses in short stock index positions, but nearly offset this with material gains on the long side. For example, looking to the trading of contracts tied to the performance of the S&P 500 Index, the manager toggled back and forth between long and short positions as the index generally steadily rose throughout the year.

Figure 4: Futures Performance Attribution by Manager | July 1, 2012 – June 30, 2013

* As of October 16, 2012, the Fund no longer allocated to Altis.  Therefore, performance attribution is only shown through that date.

**As of June 24, 2013, the Fund no longer allocated to Welton.  Therefore, performance attribution is only shown through that date.

Past performance is no guarantee of future results. The data is estimated and obtained from third parties including managers, clearing firms and exchanges. These sources are believed to be reliable, but their accuracy cannot in all cases be independently verified. As such, the data is subject to correction or change without notice and should not be relied upon to make an investment decision or recommendation.

Outlook

We acknowledge that it has been a difficult several years for managed futures in general, even for what we consider to be the best-of-breed managers accessed by the Altegris Managed Futures Strategy Fund.  This is principally because markets have been inconsistent for a sustained period, which has materially impeded trend persistence.  Much of the inconsistency and resulting whipsaws can be attributed to the uncertain macro environment, as the potential for global economic recovery influenced markets in a non-linear manner.  The first half of 2013 showed some signs of trend reemergence, only to be thwarted by Bernanke’s intimation of tapering in late May, 2013 sending previously trending markets in the reverse direction.

The good news is that the frequency of whipsaws has certainly diminished. Pullbacks are to be expected (although never welcomed), and it remains to be seen if the pullback at the end of the period is temporary or longer-lasting. If these trend reversals persist, we would expect the Fund’s underlying managers to adjust their portfolios accordingly. In mid-2008, when many markets changed direction abruptly, managed futures managers similarly lost money during the inflection point--just as they tend to do in any significant trend-shift. However, these same managers came out of the U-turn well positioned for new trends as the markets continued to stumble. Whether today’s markets resume their ascent or continue to the downside, the “silver lining” is that they are, at the very least, trending, which should bode well for the future of the Fund.

We thank you for investing in the Altegris Managed Futures Strategy Fund, and look forward to enhancing our partnership with you.

Sincerely,

Allen Cheng

Matt Osborne

Chief Investment Officer

Executive Vice President

Co-Portfolio Manager

Co-Portfolio Manager

INDEX DEFINITIONS

BofA Merrill Lynch 3 month T-Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The Altegris 40 Index® tracks the performance of the 40 leading managed futures programs, by ending monthly equity (assets) for the previous month, as reported to Altegris. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990. Investor cannot invest directly in an index.

MSCI World Index is a free-float adjusted market capitalization weighted index that measures equity market performance of 24 developed market country indices. Investor cannot invest directly in an index.

The S&P 500 Total Return Index is the total return version of S&P 500 index. The S&P 500 index is unmanaged and is generally representative of certain portions of the U.S. equity markets. For the S&P 500 Total Return Index, dividends are reinvested on a daily basis and the base date for the index is January 4, 1988. All regular cash dividends are assumed reinvested in the S&P 500 index on the ex-date. Special cash dividends trigger a price adjustment in the price return index. Investors cannot invest directly in an index.

GLOSSARY

Long. Buying an asset/security that gives partial ownership to the buyer of the position. Long positions profit from an increase in price.

Short. Selling an asset/security that may have been borrowed from a third party with the intention of buying back at a later date. Short positions profit from a decline in price. If a short position increases in price, covering the short position at a higher price may result in a loss.

1959-NLD-8/9/2013

Altegris Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the periods ending June 30, 2013, compared to its benchmarks:

		Annualized
	One Year	Since Inception **
Altegris Managed Futures Strategy Fund - Class A	(6.75)%	(3.60)%
Altegris Managed Futures Strategy Fund - Class A with load ***	(12.13)%	(5.59)%
Altegris Managed Futures Strategy Fund - Class I	(6.51)%	(3.36)%
Altegris Managed Futures Strategy Fund - Class C	(7.35)%	(7.05)%
Altegris Managed Futures Strategy Fund - Class O	N/A	(5.67)% ****
Altegris 40 Index *****	(4.81)%	(1.72)%
MSCI World Index ******	16.01%	10.57%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-877-772-5838

** Inception date is August 26, 2010 for Class A and Class I, February 1, 2011 for Class C shares and March 13, 2013 for Class O shares.
*** Class A with load total return is calculated using the maximum sales charge of 5.75%.
**** For periods less than one year the performance is not annualized.

***** The Altegris 40 Index® tracks the performance of the 40 leading managed futures programs, selected based on ending monthly equity (assets) for the previous month, as reported to Altegris Investments, Inc. The Altegris 40 Index represents the dollar-weighted average performance of those 40 programs. The Index started in July 2000; data is available back to 1990.

****** MSCI World Index is a stock market index of over 6,000 stocks from 24 developed countries around the globe.

Comparison of the Change in Value of a $10,000 Investment | August 26, 2010–June 30, 2013 Past performance is not necessarily indicative of future results.

+ Initial investment has been adjusted for the maximum sales charge of 5.75%.

Holdings by type of investment	% of Net Assets
Notes & Bonds	30.8%
Commercial Paper	19.6%
U.S. Government Treasury Bill	12.9%
Discount Agency Notes	11.2%
Certificates of Deposit	9.3%
Unaffiliated Trading Companies	5.6%
Structured Note	5.5%
Other, Cash & Cash Equivalents	5.1%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund's holdings.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
June 30, 2013

Shares				Market Value
	INVESTMENTS - 94.9%
	UNAFFILIATED TRADING COMPANIES ^ - 5.6%
23,685	Abraham Diversified Program Class (a)			$ 1,486,150
152,791	Capital Discus Program Class CFM DTP (a)			8,581,442
300,702	CCP Quantitative Fund - Aristarchus Program Class (a)			17,364,813
164,502	Lynx Trading Program Class (a)			5,910,673
711	Quantitative Global Program Class (a)			45,915
97,870	Winton Diversified Program Class (a)			13,083,773
	TOTAL UNAFFILIATEDTRADING COMPANIES (Cost - $52,696,772)			46,472,766
Principal
Amount ($)			Maturity
	STRUCTURED NOTE - 5.5%
50,000,000	Barclays Bank PLC Linked Note (a) *		11/20/2013	46,202,331
	(Cost - $50,000,000)
		Yield (b)
	LONG TERM BONDS & NOTES - 11.7%
39,150,000	Federal National Mortgage Association (c)	0.7500%	12/18/2013	39,256,097
22,000,000	United States Treasury Note	0.7500	6/15/2014	22,115,156
10,650,000	United States Treasury Note	1.2500	4/15/2014	10,739,859
24,750,000	United States Treasury Note	2.0000	11/30/2013	24,943,360
	TOTAL LONG TERM BONDS & NOTES (Cost - $97,058,728)			97,054,472

	SHORT-TERM INVESTMENTS - 72.1%
	BONDS & NOTES - 19.1%
31,500,000	Federal Farm Credit Banks	0.1500	1/17/2014	31,496,516
20,000,000	Federal Farm Credit Banks	0.2000	11/20/2013	20,012,180
18,000,000	Federal Home Loan Banks	0.1200	2/20/2014	17,997,714
10,000,000	Federal Home Loan Banks	0.1600	3/28/2014	9,998,513
19,300,000	Federal Home Loan Banks	0.1700	4/1/2014	19,299,093
35,000,000	Federal Home Loan Banks	0.1900	10/18/2013	35,005,180
20,000,000	Federal Home Loan Banks	0.2900	11/15/2013	20,016,140
5,000,000	Federal National Mortgage Association (c)	1.2500	8/20/2013	5,007,495
	TOTAL BONDS & NOTES (Cost - $158,801,113)			158,832,831

	CERTIFICATES OF DEPOSIT - 9.3%
18,500,000	Banco del Estado de Chile	0.1800	7/11/2013	18,500,000
18,100,000	Norinchukin Bank	0.1600	7/9/2013	18,100,000
20,000,000	Sumitomo Mitsui	0.1700	7/10/2013	20,000,000
20,750,000	Sumitomo Mitsui	0.1600	7/12/2013	20,750,000
	TOTAL CERTIFICATES OF DEPOSIT (Cost - $77,350,000)			77,350,000

	COMMERCIAL PAPER - 19.6%
16,000,000	Alpine Securitization Corp. (d)	0.1000	7/2/2013	15,999,955
18,000,000	Bank of Montreal	0.1400	7/23/2013	17,998,460
28,000,000	Bank of Nova Scotia	0.0100	7/1/2013	28,000,000

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
Principal
Amount ($)		Yield (b)	Maturity	Market Value
	COMMERCIAL PAPER - 19.6% (continued)
5,000,000	Cancara Asset Securitization LLC (d)	0.1500%	7/19/2013	$ 4,999,625
18,800,000	Chevron Corp. (d)	0.0700	7/1/2013	18,800,000
16,800,000	Gotham Funding Corp. (d)	0.1600	7/23/2013	16,798,357
17,800,000	Paccar Financial Corp.	0.0800	7/15/2013	17,799,446
18,000,000	Regency Markets (d)	0.1700	7/25/2013	17,997,960
14,500,000	Toyota Motor Credit Corp.	0.0700	7/12/2013	14,499,690
10,330,000	Toyota Motor Credit Corp.	0.0700	7/15/2013	10,329,719
	TOTAL COMMERCIAL PAPER (Cost - $163,223,212)			163,223,212

	DISCOUNT AGENCY NOTES - 11.2%
16,194,000	Federal Farm Credit Bank Discount Note	0.0100	7/1/2013	16,194,000
20,500,000	Federal Home Loan Bank Discount Notes	0.0550	7/10/2013	20,499,718
19,350,000	Federal Home Loan Bank Discount Notes	0.0700	7/3/2013	19,349,924
20,000,000	Federal Home Loan Bank Discount Notes	0.0800	8/2/2013	19,998,578
2,000,000	Federal National Mortgage Association (c)	0.0950	9/4/2013	1,999,657
15,000,000	Freddie Mac Discount Notes (c)	0.0700	7/15/2013	14,999,592
	TOTAL DISCOUNT AGENCY NOTES (Cost - $93,041,469)			93,041,469

	U.S. GOVERNMENT TREASURY BILL - 12.9%
107,354,900	United States Treasury Bill (Cost - $107,303,155) (a,e)	0.1650	10/17/2013	107,303,155

	TOTAL SHORT-TERM INVESTMENTS (Cost - $599,718,949)			599,750,667

	TOTAL INVESTMENTS - 94.9% (Cost - $799,474,449) (f)			$ 789,480,236
	OTHER ASSETS LESS LIABILITIES - 5.1%			42,249,473
	NET ASSETS - 100.0%			$ 831,729,709

^	Alternative Strategies Limited Fund
*	Non-Income bearing.
(a)	All or a portion of these investments is a holding of the consolidated AMFS Fund Limited.
(b)	Represents annualized yield at date of purchase for discount securities, and coupon for coupon based securities.
(c)

Issuers operate under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal National Mortgage Association and Federal Home Loan Mortgage Corp. currently operate under a federal conservatorship.

(d)

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013 these securities amounted to  $74,595,897 or 9.0% of net assets.

(e)	All or part of the security was held as collateral for swaps held as of June 30, 2013.
(f)

Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $842,082,013 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized Appreciation:	$ 47,738
			Unrealized Depreciation:	(46,856,397)
		Net Unrealized Depreciation:		$ (46,808,659)

OPEN TOTAL RETURN SWAPS CONTRACTS (a)

Reference Entity	Notional Amount	Interest Rate	Termination Date	Counterparty	Unrealized Appreciation
Barclays Bank PLC SWAP	$ 74,208,617	LIBOR + 1.75%	11/9/2013	Barclays Capital Inc.	$ 3,720,639

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2013

ASSETS
Investment securities:
At cost	$ 799,474,449
At market value	$ 789,480,236
Cash	36,414,956
Segregated cash at broker	13,663,615
Receivable for Fund shares sold	5,544,185
Unrealized appreciation on swap contracts	3,720,639
Interest receivable	150,800
Prepaid expenses and other assets	64,583
TOTAL ASSETS	849,039,014

LIABILITIES
Payable for investments purchased	14,325,929
Payable for Fund shares repurchased	1,520,428
Investment advisory fees payable	1,050,811
Distribution (12b-1) fees payable	78,647
Fees payable to other affiliates	57,303
Accrued expenses and other liabilities	276,187
TOTAL LIABILITIES	17,309,305
NET ASSETS	$ 831,729,709

Composition of Net Assets:
Paid in capital	$ 862,270,557
Accumulated net investment loss	(24,266,401)
Accumulated net realized loss from investments	(873)
Net unrealized depreciation of investments, swaps and foreign currency	(6,273,574)
NET ASSETS	$ 831,729,709

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 275,578,720
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	30,685,114
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a,b)	$ 8.98
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (c)	$ 9.53

Class C Shares:
Net Assets	$ 24,837,588
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,813,511
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (d)	$ 8.83

Class O Shares: (e)
Net Assets	$ 348,963
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	38,873
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$ 8.98

Class I Shares:
Net Assets	$ 530,964,438
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	58,727,825
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$ 9.04

(a)	For certain purchases of $1 million or more, a 1.00% contingent deferred sales charge may apply to redemptions made within 18 months of purchase.
(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(c) On investments of $25,000 or more, the offering price is reduced.
(d)	A deferred sales charge of up to 1.00% will be applied to shares redeemed within 12 months of purchase.
(e) Class O commenced operations on March 13, 2013.

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2013

INVESTMENT INCOME
Interest	$ 1,213,733

EXPENSES
Investment advisory fees	14,462,484
Management fees	3,801,735
Incentive fees	805,756
Distribution (12b-1) fees:
Class A	980,590
Class C	256,904
Class O	28
Administrative services fees	766,828
Non 12b-1 shareholder servicing fees	585,629
Transfer agent fees	272,417
Accounting services fees	104,079
Professional fees	93,399
Custodian fees	82,116
Printing and postage expenses	72,769
Registration fees	65,868
Trustees fees and expenses	59,287
Insurance expense	52,202
Compliance officer fees	48,140
Other expenses	278,845
TOTAL EXPENSES	22,789,076
Less: Fees waived by the Advisor	(622,637)
NET EXPENSES	22,166,439

NET INVESTMENT LOSS	(20,952,706)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
Foreign currency transactions	(21,788)
Forward foreign currency exchange contracts	3,215,480
Futures contracts	(33,978,539)
Investments	11,127,042
Options contracts purchased	(59,960)
Options contracts written	114,418
Swaps	(13,672,716)
Net Realized Loss on investments	(33,276,063)

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	(48,846)
Forward foreign currency exchange contracts	833,565
Futures contracts	(603,474)
Investments	(9,882,842)
Options contracts purchased	13,732
Options contracts written	(26,643)
Swaps	3,720,639
Net Change in Unrealized Appreciation (Depreciation) on investments	(5,993,869)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(39,269,932)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (60,222,638)

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended
	June 30, 2013	June 30, 2012
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (20,952,706)	$ (44,449,346)
Net realized gain (loss) on investments	(33,276,063)	40,616,482
Net change in unrealized appreciation (depreciation) on investments	(5,993,869)	(233,637)
Net decrease in net assets resulting from operations	(60,222,638)	(4,066,501)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	165,106,389	490,465,860
Class C	11,769,305	17,978,320
Class I	394,496,717	407,163,256
Class O	351,129	-
Redemption fee proceeds:
Class A	10,494	16,045
Class C	482	520
Class I	23,978	23,564
Payments for shares redeemed:
Class A	(383,876,517)	(342,385,576)
Class C	(9,616,680)	(3,865,053)
Class I	(324,202,354)	(295,139,297)
Net increase (decrease) from shares of beneficial interest transactions	(145,937,057)	274,257,639

NET INCREASE (DECREASE) IN NET ASSETS	(206,159,695)	270,191,138

NET ASSETS
Beginning of Year	1,037,889,404	767,698,266
End of Year *	$ 831,729,709	$ 1,037,889,404
*Includes accumulated net investment loss of:	$ (24,266,401)	$ (48,746,417)

SHARE ACTIVITY
Class A:
Shares Sold	17,179,111	50,252,077
Shares Redeemed	(39,980,559)	(35,057,907)
Net increase (decrease) in shares of beneficial interest outstanding	(22,801,448)	15,194,170

Class C:
Shares Sold	1,253,397	1,845,985
Shares Redeemed	(1,029,216)	(403,465)
Net increase in shares of beneficial interest outstanding	224,181	1,442,520

Class O: (a)
Shares Sold	38,873	-
Net increase in shares of beneficial interest outstanding	38,873	-

Class I:
Shares Sold	41,257,652	41,676,757
Shares Redeemed	(34,057,836)	(30,490,628)
Net increase in shares of beneficial interest outstanding	7,199,816	11,186,129

(a) Class O commenced operations on March 13, 2013.

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class A					Class C
		Year Ended		Year Ended	Period Ended		Year Ended		Year Ended		Period Ended
		June 30,		June 30,	June 30,		June 30,		June 30,		June 30,
		2013		2012	2011 (1)		2013		2012		2011 (2)
Net asset value, beginning of period		$ 9.63		$ 9.61	$ 10.00		$ 9.54		$ 9.59		$ 10.53

Income (loss) from investment operations:
Net investment loss (3)		(0.22)		(0.43)	(0.31)		(0.29)		(0.50)		(0.18)
Net realized and unrealized gain/(loss) on investments		(0.43)		0.45	(0.05)		(0.42)		0.45		(0.76)
Total from investment operations		(0.65)		0.02	(0.36)		(0.71)		(0.05)		(0.94)

Less distributions from:
Net investment income		-		-	(0.03)		-		-		-
Net realized gains		-		-	(0.00)	(4)	-		-		-
Total distributions		-		-	(0.03)		-		-		-

Redemption fees collected (4)		0.00		0.00	0.00		0.00		0.00		0.00

Net asset value, end of period		$ 8.98		$ 9.63	$ 9.61		$ 8.83		$ 9.54		$ 9.59

Total return (5)		(6.75)%		0.21%	(3.58)%	(6,7)	(7.44)%	(7)	(0.52)%	(7)	(8.93)%	(6)

Net assets, at end of period (000s)		$ 275,579		$ 514,983	$ 368,155		$ 24,838		$ 24,692		$ 11,002

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (8,10)		2.48%	(14)	4.54%	3.90%	(9)	3.23%	(14)	5.29%		4.67%	(9)
Ratio of net expenses to average net assets (11,12)		2.42%	(14)	4.55%	3.86%	(9)	3.17%	(14)	5.30%		4.61%	(9)
Ratio of net investment loss to average net assets (13)		(2.30)%	(14)	(4.42)%	(3.67)%	(9)	(3.05)%	(14)	(5.17)%		(4.48)%	(9)

Portfolio Turnover Rate		277%		0%	333%	(6)	277%		0%		333%	(6)

(1)	The Fund's Class A shares commenced operations on August 26, 2010.
(2)	The Fund's Class C Shares commenced operations on February 1, 2011.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(6) Not annualized.
(7)

Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(8)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(9)	Annualized for periods less than one full year.
(10)	Ratio of gross expenses to average net assets
excluding the expenses and income of AMFS Fund Limited: (8)		1.96%	(14)	1.94%	2.04%	(9)	2.71%	(14)	2.69%		2.80%	(9)
(11)	The Fund's expense ratios may differ from the Expense Limitation Agreement, reported in the prospectus, as it was amended on April 27, 2012. See Note 4
(12)	Ratio of net expenses to average net assets
excluding the expenses and income of AMFS Fund Limited:		1.90%	(14)	1.95%	2.00%	(9)	2.65%	(14)	2.70%		2.75%	(9)
(13)	Ratio of net investment loss to average net assets
excluding the expenses and income of AMFS Fund Limited:		(1.79)%	(14)	(1.83)%	(1.82)%	(9)	(2.54)%	(14)	(2.58)%		(2.64)%	(9)
(14)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

		Class O		Class I
		Period Ended		Year Ended		Year Ended		Period Ended
		June 30,		June 30,		June 30,		June 30,
		2013 (2)		2013		2012		2011 (1)
Net asset value, beginning of period		$ 9.52		$ 9.67		$ 9.63		$ 10.00

Income (loss) from investment operations:
Net investment loss (3)		(0.07)		(0.20)		(0.41)		(0.29)
Net realized and unrealized gain/(loss) on investments		(0.47)		(0.43)		0.45		(0.04)
Total from investment operations		(0.54)		(0.63)		0.04		(0.33)

Less distributions from:
Net investment income		-		-		-		(0.04)
Net realized gains		-		-		-		(0.00)	(4)
Total distributions		-		-		-		(0.04)

Redemption fees collected		-		0.00	(4)	0.00	(4)	0.00	(4)

Net asset value, end of period		$ 8.98		$ 9.04		$ 9.67		$ 9.63

Total return (5)		(5.67)%	(6)	(6.51)%		0.42%		(3.34)%	(6)

Net assets, at end of period (000s)		$ 349		$ 530,964		$ 498,214		$ 388,542

Ratios including the expenses and income of AMFS Fund Limited:
Ratio of gross expenses to average net assets (7,9)		2.48%	(8,13)	2.23%	(13)	4.29%		3.63%	(8)
Ratio of net expenses to average net assets (10,11)		2.42%	(8,13)	2.17%	(13)	4.30%		3.60%	(8)
Ratio of net investment loss to average net assets (12)		(2.30)%	(8,13)	(2.05)%	(13)	(4.17)%		(3.37)%	(8)

Portfolio Turnover Rate		277%	(6)	277%		0%		333%	(6)

(1)	The Fund's Class I shares commenced operations on August 26, 2010.
(2)	The Fund's Class O shares commenced operations on March 13, 2013.
(3)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Represents less than $0.01 per share.
(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.
(6) Not annualized.
(7)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(8)	Annualized for periods less than one full year.
(9)	Ratio of gross expenses to average net assets
excluding the expenses and income of AMFS Fund Limited: (7)		1.95%	(13)	1.71%	(13)	1.69%		1.78%
(10)	The Fund's expense ratios may differ from the Expense Limitation Agreement, reported in the prospectus, as it was amended on April 27, 2012. See Note 4
(11)	Ratio of net expenses to average net assets
excluding the expenses and income of AMFS Fund Limited:		1.90%	(13)	1.65%	(13)	1.70%		1.75%
(12)	Ratio of net investment loss to average net assets
excluding the expenses and income of AMFS Fund Limited:		(1.79)%	(13)	(1.54)%	(13)	(1.58)%		(1.53)%
(13)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to consolidated financial statements.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2013

1.

ORGANIZATION

The Altegris Managed Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s primary investment objective is to achieve positive absolute returns in rising and falling equity markets. The Fund’s secondary investment objective is to achieve its primary investment objective with less volatility than major equity market indices.

The Fund offers Class A, Class C, Class O and Class I shares. The Fund launched Class O shares on March 13, 2013. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge ("CDSC") on shares redeemed during the first 12 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C, Class O and Class I shares are offered at net asset value (“NAV”) without an initial sales charge. Class C shares are subject to a deferred sales charge of up to 1% on shares redeemed within 18 months of purchase. Class I shares of the Fund are offered at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A, Class O and Class C shares. All classes are subject to a 1% redemption fee on redemptions made within 30 days of the original purchase.  Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include AMF Fund Limited. “AMFS” a wholly-owned and controlled Foreign Corporation (“CFC”) of which the Fund may invest up to 25% of its total assets. AMFS gains exposure to the global derivatives markets through investment in the unaffiliated trading companies of Alternative Strategies Limited (“ASL”). The Fund consolidates the results of subsidiaries in which the Fund holds a controlling economic interest (greater than 50%). ASL is incorporated as an exempted company under the Companies Law of the Cayman Islands on July 7, 2010. ASL  uses one or more proprietary managed futures trading programs (“managed futures programs”), in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more commodity trading advisors (“CTAs”). Managed futures programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contracts, and other derivative instruments. During the year ended June 30, 2013, the Fund held a controlling economic interest of ASL from July 1, 2012 to November 21, 2012. All inter-company accounts and transactions have been eliminated.

A summary of the Fund’s investment in AMFS is as follows:

	Inception Date of AMFS	AMFS Net Assets at June 30, 2013	% Of Total Net Assets at June 30, 2013
AMFS	09/11/10	$ 205,770,070	24.7%

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the year ended. Actual results could differ from those estimates.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Options and futures shall be valued at the close price at 4 pm eastern time on the valuation date. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Altegris Advisors, LLC (the “Advisor”) believes the market quotations are not reflective of market value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Advisor fair values ASL daily based on the underlying commodity trading advisor’s (“CTA’s”) current position information on a next-trading day basis. The Advisor applies current day pricing to the CTA positions calculating an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA.  The Advisor receives a daily CTA estimated profit and loss figure from the CTA which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing current prices and speaking with the CTA.  The Advisor then makes a final determination on the fair value NAV for each CTA, using either the Advisor’s estimate or the CTA’s estimate. These CTA prices are used to value the Fund's swaps and structured note holdings. The Advisors fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis.  For financial reporting purposes, at June 30, 2013, the NAV is calculated using the current market values of the CTA’s total assets as of the close of the regular trading session of the exchange or the close price at 4 pm eastern time.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its NAV.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise and equities subject to equity price risk.   The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities.  The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

Structured Notes – Structured notes are marked-to-market daily based upon market quotations and fair value estimates of the value of the reference asset, and in accordance with the Fund’s valuation policies. This valuation is a function of the valuation of the reference assets, adjusted for any accruals and financing charges. The change in note value, if any, is recorded as unrealized gain or loss. Payments received or made upon note redemption or maturity are typically based on independent valuations of the reference asset(s) and are recorded as realized gain or loss. Purchasing such structured notes involves, to varying degrees, elements of credit, market, and documentation risk. Such risks involve the possibility that there will be no independent valuation of the reference asset(s), that the issuer may default on its obligation to perform (possibly leading to a loss of principal) or disagree as to the meaning of contractual terms in the note documents, and that the return of the reference asset less the floating and/or fixed rate may be below expectations.

The amounts of derivative instruments disclosed on the Consolidated Portfolio of Investments at June 30, 2013 are a reflection of the volume of derivative activity for the Fund.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments
Unaffiliated Trading Companies	$ -	$ 46,472,766	$ -	$ 46,472,766
Structured Notes	-	46,202,331	-	46,202,331
Notes and Bonds	-	255,887,303	-	255,887,303
Certificates of Deposit	-	77,350,000	-	77,350,000
Commercial Paper	-	163,223,212	-	163,223,212
Discount Agency Notes	-	93,041,469	-	93,041,469
U.S. Government Obligations	-	107,303,155	-	107,303,155
Total:	$ -	$ 789,480,236	$ -	$ 789,480,236
Derivatives
Swaps	$ -	$ 3,720,639	$ -	$ 3,720,639
Total Assets:	$ -	$ 793,200,875	$ -	$ 793,200,875

* Refer to the Consolidated Portfolio of Investments for security classification.

The Fund did not hold any Level 1 or Level 3 securities during the year ended June 30, 2013.

There were no transfers into or out of Level 2 during the year ended June 30, 2013. It is the Fund’s policy to recognize transfers into or out of Levels at the end of the reporting year.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translations - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid at least annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years 2010 and 2011 or expected to be taken in the Fund’s 2012 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, AMFS is an exempted Cayman investment company. AMFS has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, AMFS is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended June 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities amounted to $205,559,179 and $172,794,285, respectively. For the year ended June 30, 2013, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $58,110,226 and $24,750,000 respectively.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in market, counterparty, liquidity and currency risks, the amount of which is not apparent from the consolidated financial statements.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Fund.  The Fund is exposed to market risk on financial instruments that are valued at market prices as disclosed in the consolidated portfolio of investments.  The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Fund is exposed to market risk on derivative contracts in that the Fund may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Fund’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

conditions directly affect net income. The Fund’s investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Counterparty Risk: The Fund invests in derivative instruments issued for the Fund by Barclays Bank PLC (“Barclays”), a Barclays Product (“Product’). If Barclays becomes insolvent, Barclays may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Barclays’ financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that the Fund will encounter difficulty in raising funds to meet commitments.  Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Fund’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid.  As a result the Fund may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Fund does not anticipate any material losses as a result of liquidity risk.

Currency Risk: The Fund invests in financial instruments and enters into transactions that are denominated in currencies other than its functional currency. Consequently, the Fund is exposed to risks that the exchange rate of its currency relative to other foreign currencies may change in a manner that has an adverse effect on the fair value or future cash flows of that portion of the Fund’s assets or liabilities denominated in currencies other than the USD. The Fund’s currency risk is managed on an on-going basis by the various CTAs in accordance with policies and procedures in place and may consider hedging significant foreign currency exposure should the need arises.

Futures and forwards - Futures and forward contracts are commitments either to purchase or sell a designated financial instrument, currency, commodity or an index at a specified future date for a specified price and may be settled in cash or another financial asset. Futures are standardized exchange-traded contracts whereas forwards are individually traded over- the-counter contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Futures contracts have little credit risk because the counterparties are futures exchanges. Forward contracts result in credit exposure to the counterparty.

Futures and forward contracts both result in exposure to market risk based on changes in market prices relative to contracted amounts. Market risks arise due to the possible movement in foreign currency exchange rates, indices, and securities’ values underlying these instruments. In addition, because of the low margin deposits normally required in relation to notional contract sizes, a high degree of leverage may be typical of a futures or forward trading account. As a result, a relatively small price movement in an underlying of a futures or forward contract may result in substantial losses to the Fund. While forward contracts are generally subject to liquidity risk, futures trading may also be illiquid. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavourable positions and thus could be subject to substantial losses.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

The number of option contracts written and the premiums received by the Fund for the year ended June 30, 2013 were as follows:

	Number of	Premiums
Written Put Options	Contracts	Received
Options outstanding, beginning of year	23	$ 37,330
Options written	147	97,170
Options closed	(32)	(40,010)
Options expired	(138)	(94,490)
Options outstanding, end of year	-	$ -

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of June 30, 2013:

Location on the Consolidated Statement of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives
Interest Rate Contracts	Unrealized appreciation on swap contracts

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2013:

Asset Derivatives Investment Value
	Interest Rate contracts	Total Value at June 30, 2013
Swaps	$ 3,720,639	$ 3,720,639

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended June 30, 2013:

Derivative Investment Type

Location of Gain (Loss) on Derivatives

Equity/Currency/Commodity/

Net realized gain (loss) from Forward foreign currency exchange contracts

    Interest rate contracts

Net realized gain (loss) from Futures contracts

Net realized gain (loss) from Option contracts purchased

Net realized gain (loss) from Option contracts written

Net realized gain (loss) from Swaps

Net change in unrealized appreciation (depreciation) on Forward foreign currency  exchange contracts

Net change in unrealized appreciation (depreciation) on Futures contracts

Net change in unrealized appreciation (depreciation) on Option contracts purchased

Net change in unrealized appreciation (depreciation) on Option contracts written

Net change in unrealized appreciation (depreciation) on Swaps

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended June 30, 2013:

Realized gain/(loss) on derivatives recognized in the consolidated statement of operations
Derivative Investment Type	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate contracts	Total Value at June 30, 2013
Forward Contracts	$ -	$ 3,215,480	$ -	$ -	$ 3,215,480
Futures	2,957,047	(6,106,689)	(26,714,507)	(4,114,390)	(33,978,539)
Purchased Options	(59,960)	-	-	-	(59,960)
Written options	114,418	-	-	-	114,418
Swaps	-	-	-	(13,672,716)	(13,672,716)
	$ 3,011,505	$ (2,891,209)	$ (26,714,507)	$ (17,787,106)	$ (44,381,317)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the consolidated statement of operations
	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate contracts	Total Value at June 30, 2013
Forward Contracts	$ -	$ 833,565	$ -	$ -	$ 833,565
Futures	(3,429,222)	2,306,390	1,561,081	(1,041,723)	(603,474)
Purchased Options	13,732	-	-	-	13,732
Written options	(26,643)	-	-	-	(26,643)
Swaps	-	-	-	3,720,639	3,720,639
	$ (3,442,133)	$ 3,139,955	$ 1,561,081	$ 2,678,916	$ 3,937,819

4. INVESTMENT ADVISORY AGREEMENT, TRANSACTIONS WITH AFFILIATES AND OTHER FEES

The business activities of the Fund are overseen by the Board which is responsible for the overall management of the Fund. Altegris Advisors, L.L.C., serves as the Fund’s investment advisor. The Fund’s Advisor delegates managements of the Fund’s Fixed Income strategy portfolio to J.P. Morgan Investment Management, Inc., who serves as the Sub-Advisor (the “Sub-Advisor”). The Fund employs Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS.

Pursuant to an advisory agreement with The Trust on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a fee computed and accrued daily and paid monthly, based on the Fund’s average daily net assets and is computed at the following annual rates: 1.50% on the first $1 billion, 1.40% on net assets greater than $1 billion and less than or equal to $1.5 billion, 1.30% on net assets greater than $1.5 billion and less than or equal to $2 billion, 1.20% on net assets greater than $2 billion and less than or equal to $2.5 billion,  1.10% on net assets greater than $2.5 billion and less than or equal to $3 billion and 1.00% on net assets greater than $3 billion. Pursuant to a sub-advisory agreement between the Advisor and Sub-Advisor, the Sub-Advisor is entitled to receive, on a monthly basis, an annual sub-advisory fee on the fixed income portion of the Fund’s average daily net assets. The Sub-Advisor is paid by the Advisor, not the Fund.

The Fund's Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least July 31, 2014, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any taxes, front end or contingent deferred loads, brokerage fees and commissions, front end or contingent deferred loads, borrowing costs (such as interest and dividend expense on securities sold short). Acquired Fund Fees and Expenses or extraordinary expenses such as litigation) will not exceed 1.90%, 2.65%, 1.90% and 1.65% of the daily average net assets attributable to each of the Class A, Class C, Class O and Class I shares, respectively. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. For the year ended June 30, 2013, the Advisor waived its fees in the amount of $622,637.  As of June 30, 2013 the Advisor may recapture $622,637 through June 30, 2016.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

During the year ended June 30, 2013, ASL engaged Winton Capital Management (Winton), Altis Partners Limited (Altis), Welton Investment Corporation (Welton), Abraham Trading Company (Abraham), Quantitative Investment Management (QIM), Lynx Asset Management AB (Lynx), Cantab Capital Partners, LLP (CCP) and Capital Fund Management SA (CFM DTP); each a CTA, have or is providing advisory services. Per agreements for services rendered during the year ended June 30, 2013, the CTAs as a whole received $3,801,735 in management fees and $805,756 in incentive fees.

The Trust, on behalf of the Fund, has adopted the Trust’s Distribution and shareholder serving Plan for Class A, Class C, and Class O shares, respectively pursuant to Rule 12b-1 under the 1940 Act (the “Plan” or “12b-1 Plans”).  The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets attributable to Class A, Class C and Class O shares, respectively. The fee is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor. During the year ended June 30, 2013, pursuant to the Plans, Class A, Class C and Class O shares paid $980,590, $256,904 and $28, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C, Class O and Class I shares. The Distributor is an affiliate of GFS. During the year ended June 30, 2013, the Distributor received $180,009 and $126,632 in underwriting commissions for sales of Class A and Class C shares, respectively, of which $39,151 and  $10,373 was retained by the principal underwriter or other affiliated broker-dealers.

Effective April 1, 2013 each Trustee who is not affiliated with the Trust or an investment adviser to any series of the Trust will received a quarterly fee of $27,625 for his attendance at the regularly scheduled meeting of the Board of Trustees, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Prior to April 1, 2013 each Trustee who is not affiliated with the Trust or an adviser received a quarterly fee of $21,500. Effective July 1, 2013, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a $30,000 annual fee, and the Audit Committee Chairman receives a $15,000 annual fee, each to be paid quarterly, allocated between the Northern Lights Fund Trust and Northern Lights Variable Trust, each to be paid quarterly.

Additionally, in the event a meeting of the Board of Trustees other than its regularly schedule meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of the Trust or its investment adviser depending on the circumstances necessitating the Special Meeting.

The administration of ASL is performed by Maples Fund Services (Cayman) Limited (the “Administrator”). Pursuant to the terms of the Administration Agreement with ASL, the Administrator receives a recurring fee accrued on a twice a week basis as a percentage of the net asset value of ASL prior to subscriptions issued, and before any management fees accrued.

The Fund is part of a series of Altegris Funds or (“Family”) comprised of, Altegris Macro Strategy Fund, Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund, Altegris Fixed Income Long Short Fund and Altegris Multi Strategy Alternative Fund. The Family shares the minimum annual fees based on a percentage of the average net assets of each fund. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Family. GFS provides a Principal Executive Officer and a Principal Financial Officer to each Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom receives customary fees from the Fund.

5.   REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the year ended June 30, 2013, Class A, Class C and Class I assessed redemption fees in the amounts of $10,494, $482 and $23,978, respectively.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital		Post October	Unrealized	Total
Ordinary	Long-Term	Loss	Other Book/	Loss and	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Tax Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ -	$ -	$ (6,181,572)	$ (24,359,276)	$ (30,540,848)

The differences between book basis and tax basis unrealized depreciation and accumulated net investment loss are primarily attributable to the tax adjustments relating to the Fund’s holding in AMFS and mark‐to‐market on passive foreign investment companies.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $6,180,699.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Funds incurred and elected to defer such capital losses of $873.

Permanent book and tax differences, primarily attributable to net operating losses and disallowed losses at the CFC level, resulted in reclassification for the period ended June 30, 2013 as follows: a decrease in paid in capital of $74,942,359; a decrease in accumulated net investment losses of $45,432,722; and a decrease in accumulated net realized loss from security transactions of $29,509,637.

7.  RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

Altegris Managed Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

June 30, 2013

8.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following:

Genworth Financial, Inc. (“Genworth”) the parent company of Altegris, has agreed to enter into a transaction (the “Transaction”) whereby Genworth would sell its wealth management business, including Altegris, to a partnership of Aquiline Capital Partners LLC and Genstar Capital, LLC. The Transaction is expected to close in the second half of 2013, subject to customary closing conditions, including requisite regulatory approvals. The Transaction will cause certain agreements for the Fund to automatically terminate as required by law, including the investment advisory agreement between Altegris and the Trust, on behalf of the Fund, as well as the sub-advisory agreement between Altegris and various sub-advisers, if any, on behalf of the Fund. On April 24, 2013, the Board met to consider the approval of a new investment advisory agreement and a new sub-advisory between the Advisor and JP Morgan (collectively, the “New Advisory Agreements”) between the Trust, on behalf of the Fund, and Altegris. The New Advisory Agreements are substantially similar in all material respects to each current advisory agreement with Altegris and JP Morgan. The effective date of the New Advisory Agreement with respect to the Fund will be later of the date shareholders of the Fund approve the investment advisory agreement between Altegris and the Trust, or upon the closing of the Transaction.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of Northern Lights Fund Trust

We have audited the accompanying consolidated statement of assets and liabilities of Altegris Managed Futures Strategy Fund (the Fund), including the consolidated portfolio of investments, as of June 30, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the years or periods indicated therein.  These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Altegris Managed Futures Strategy Fund at June 30, 2013, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

August 29, 2013

Altegris Managed Futures Strategy Fund

EXPENSE EXAMPLES (Unaudited)

June 30, 2013

As a shareholder of the Altegris Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Altegris Managed Futures Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning January 1, 2013 and ending June 30, 2013.

Table 1.  Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading  “Expenses Paid During Period”.

Table 2.  Hypothetical Example for Comparison Purposes

Table 2 below provides information about hypothetical account values and hypothetical expenses based on the Altegris Managed Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

*         Class A, Class C and Class I expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181), and divided by the number of days in the fiscal year (365). Class O expenses are equal to the Fund’s annualized  expense ratio, multiplied by the number of days in the period (110) and divided by the number of days in the fiscal year (365).

**       Class O shares (commencement of operations) March 13, 2013.

***     Please note that while the Fund’s Class O commenced operations on March 13, 2013, the hypothetical expenses paid during the period reflect  projected activity for the full six month period for the purposes of comparability. This projection assumes that annualized expense ratios were in  effect during the period January 1, 2013 to June 30, 2013.

****   Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Altegris Managed Futures Strategy Fund (Adviser – Altegris Advisors, LLC)*

In connection with the April 24, 2013 special meeting of the Board of Trustee (the “Trustees” or the “Board”)of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Altegris Advisors, LLC (“Altegris”) and the Trust, on behalf of Altegris Managed Futures Strategy Fund (“Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Board Members were assisted by independent legal counsel throughout the Advisory Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.  The Trustees revisited their discussions regarding Altegris over the last 12 months, and considered their familiarity with key advisory personnel and that each has approximately 20 years of industry experience.  The Trustees also considered that Altegris has a strong infrastructure with qualified personnel that provides research, operational, sales and marketing, and legal and compliance services to the Funds.  The Trustees also considered that Altegris provides due diligence around asset allocation, sourcing, evaluation of investment managers, investment monitoring, risk management, along with the supervision of sub-advisers.  A representative of Trust management noted that Altegris is professional and proactive in its interactions with management and fund service providers.  The Trustees noted that Altegris manages a robust marketing and distribution plan for the Funds that includes marketing the Funds to Altegris’ affiliated broker-dealers, independent broker-dealers, and making the Funds available for sale on approximately 20 mutual fund “supermarket” platforms.  During their discussion, the Trustees recognized that Altegris has a good fund-raising track record that they expect will continue.  The Trustees remarked that they and the Trust’s chief compliance officer (“CCO”) have had a good working relationship with Altegris personnel since the commencement of the Altegris/Trust relationship.  The Trust’s CCO confirmed that he and his staff had not found any material compliance issues at Altegris in the last year, and that Altegris’ compliance team had developed a strong infrastructure for monitoring overall compliance.  The Trust’s CCO noted that Altegris’ current CCO is also its general counsel.  The Altegris CCO explained that Altegris is in the process of evaluating those responsibilities and is considering the addition of a fully dedicated CCO.  With respect to daily monitoring, the Trustees noted that Altegris has developed internal tools to handle the daily monitoring of compliance and Fund operations to ensure the prospectus and 1940 Act guidelines are adhered to.  The Trustees were pleased that existing key Altegris personnel will continue to have responsibility for managing the business, and that a subset of those will have an equity stake in the firm.  Finally, they noted that a representative of Altegris had confirmed that Altegris could see no reason why the reorganization would impact the firm or Fund shareholders negatively, in fact, Altegris believes it will have a positive impact due to the additional expertise and resources Altegris will have access to.  Based on its previous history with Altegris, the Trustees concluded that Altegris has the capacity to provide the Board and shareholders with high quality services for the Fund.

Performance.  The Trustees reviewed the one year and since inception performance information for the Fund, and reviewed their deliberations related to the Fund’s performance from the June 2012 meeting of the Board.  They noted favorably that the Fund had outperformed its peer group and the Managed Futures Morningstar category during the last one year and the Morningstar category since inception, while slightly underperforming the peer group since inception.  They noted the Fund’s positive one year performance (0.42%) as compared to negative returns for both the peer group (-1.30%) and the Morningstar category (-6.87%).  They further noted the Fund’s improved performance since June 2012.  After discussion, the Trustees concluded that Altegris appeared to be achieving its objective in the managed futures area, and performing reasonably well relative to other funds in the category.

Fees and Expenses.  The Trustees noted that they had recently considered the approval of the advisory agreement between NLFT and Altegris with respect to the Fund at the June 20, 2012 meeting of the Board.  Because of the relatively brief time since their last review of the Fund, the Trustees revisited their deliberations from that meeting.  They noted the Fund’s fee of 1.50% is higher than the Morningstar category average of 1.24%, but within the high-low range of fees charged by funds in the category (0.59% - 2.99%).  They further noted the advisory fee is in line with the fees charged by other funds in its peer group which average 1.56% and range 1.40% to 1.80%.  They noted the approved break points in place that take the fee to as low as 1.0% at the highest breakpoint.  After evaluating the materials provided, and revisiting their deliberations from the June 2012 meeting of the Board, the Trustees concluded that the fee was acceptable.

Economies of Scale.  The Trustees considered the expense limitation agreement in place for the Funds, and the proposed breakpoints included in the Advisory Agreement with respect to the Fund. After discussion, the Board’s consensus was that in consideration of the expense limitation agreement, the proposed breakpoints continue to be appropriate, and the shareholders will benefit appropriately from the economies of scale.

Profitability.  The Trustees considered the profits realized by Altegris over the last 12 months in connection with the operation of the Fund, and noted the profits earned by Altegris in connection with its relationship with the Fund.  The Trustees noted Altegris’ commitment to reinvest its legitimate profits in improvements for the Fund and adviser.  Additionally, the Trustees considered the Fund’s investment returns, particularly in light of the challenging nature of the managed futures markets, and the benefits the shareholders have realized from such returns.  The Trustees concluded, therefore, that Altegris’ level of profitability from its relationship with the Fund was not excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the shareholders of the Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Altegris Managed Futures Strategy Fund (Sub-Adviser – J.P. Morgan Investment Management, Inc.)

In connection with the April 24, 2013 special meeting of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), the Trustees discussed the approval of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Altegris and J.P. Morgan Investment Management, Inc. (“JPM”), on behalf of Altegris Managed Futures Strategy Fund (the “Fund”). The Trustees noted that JPM previously had provided the Trustees with materials related to its proposed Sub-Advisory Agreement, including information on the firm's investment strategies executed for its existing clients.  In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Board Members were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process.  The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent, and Quality of Services.  The Trustees took into consideration that that JPM has over $1.4 trillion in assets under management, providing a wide range of investment solutions and products to individuals, advisers and institutions. The Trustees discussed the extensive research conducted by JPM, the impressive background of the professionals servicing the Fund, and the sub-adviser’s culture of compliance.  The Trustees discussed JPM’s responses and concluded that the nature, extent, and quality of services provided by the Sub-adviser were very satisfactory.

Performance.  The Trustees considered JPM’s outperformance, relative to benchmarks, over the last 1 year and since inception (June 24, 2011) with returns of 0.18% and 0.16%, respectively, as compared to 0.12% and 0.11%, respectively, for the BofA ML 3-Month T-Bill index.  After discussion, the Trustees concluded that JPM’s performance is reasonable.

Fees and Expenses.  The Trustees evaluated JPM’s sub-advisory fee of 0.06% for the Fund, and compared it to management fees charged by JPM to other mutual funds, pooled investment vehicles or private account with investment objectives and strategies comparable to the Fund.  The Trustees noted that sub-advisory fees charged were identical to the management fees it charged for other similar services.  After evaluating the materials provided, the Trustees concluded that the sub-advisory fee was more than acceptable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that based on the competitive fee charged by JPM, the lack of breakpoints was acceptable.

Profitability.  The Trustees considered the profits realized by JPM in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the services provided to the Fund.  The Trustees noted that no additional benefits were realized by the Sub-adviser from other activities related to the Fund.  After further discussion, the Trustees concluded that JPM’s anticipated profits from the Fund were not excessive.

Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Fund.

Altegris Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ 1950	Trustee Since 2005; Chairman of the Board since 2013.	Consultant to small and emerging businesses (since 2000).	98

AdvisorOne Funds (11 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	98	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	111

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	111	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Altegris Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***^ 1952	Trustee Since 2005; Chairman of the Board 2005-2013.	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	98	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

Altegris Managed Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2013

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” Section of the SAI.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-772-5838.

6/30/13 – NLFT

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-772-5838 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-772-5838.

INVESTMENT ADVISOR

Altegris Advisors, L.L.C

1200 Prospect Street, Suite 550

La Jolla, CA 92037

SUB-ADVISOR

J.P. Morgan Investment Management, Inc.

270 Park Avenue

New York, NY 10017

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $42,000

(b)

Audit-Related Fees

2012 -  None

(c)

Tax Fees

2013 - $9,725

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $9,725

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/9/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

9/9/13